UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 16, 2015
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

Maryland	001-33246	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

MSB FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 – OTHER EVENTS

Item 8.01                      Other Events.

On July 16, 2015, MSB Financial, MHC (the “MHC”) completed its conversion from a mutual holding company to a stock holding company (the “Conversion”) and MSB Financial Corp., a Maryland corporation (the “Company”), completed its stock offering conducted in connection with the Conversion, all pursuant to a Plan of Conversion and Reorganization (the “Plan”). Upon completion of the Conversion, the Company became the holding company for Millington Savings Bank (the “Bank”) and acquired ownership of all the issued and outstanding capital stock of the Bank. In connection with the Conversion, 3,766,592 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) were sold in a subscription offering (the “Offering”) to certain depositors of the Bank and the Bank’s employee stock ownership plan at a price of $10.00 per share, for gross proceeds of $37.7 million. In addition and in accordance with the Plan, approximately 2,187,242 additional shares of Common Stock were issued to the public shareholders (i.e., shareholders other than the MHC) of MSB Financial Corp., the former federally-chartered mid-tier holding company for the Bank (“MSB Financial – Federal”), as of the closing date of the Conversion in exchange for their outstanding shares of common stock of  (the “Exchange”). Each such share of common stock of MSB Financial - Federal was converted into the right to receive 1.1397 shares of Common Stock with cash being paid in lieu of fractional shares at the rate of $10.00 multiplied by the fraction.

The Common Stock issued in the Offering and the Exchange was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-202573) filed initially with the Securities and Exchange Commission (“SEC”) on March 6, 2015, as amended, and declared effective by the SEC on May 14, 2015 (the “Form S-1”).

The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act as a result of the Company becoming the successor issuer to MSB Financial - Federal in connection with the Conversion. The description of the Common Stock set forth under the heading “Description of MSB Financial - Maryland Capital Stock” in the prospectus included in the Form S-1 is incorporated herein by reference.

For additional information, reference is made to the Company’s press release, dated July 16, 2015, included as Exhibit 99 to this report and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99                      Press Release Dated July 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.

Date:	July 16, 2015	By: /s/ Michael A. Shriner
Michael A. Shriner
President and Chief Executive Officer
(Duly Authorized Officer)